Exhibit 99.2

KindlyMD Announces Uplisting to the Nasdaq Global Market

Salt Lake City, UTAH – August 15, 2025 – KindlyMD, Inc. (NASDAQ: NAKA) (“KindlyMD” or the “Company”), a provider of integrated healthcare services and institutional-grade Bitcoin treasury vehicle, today announced its common stock shares have been approved for listing to The Nasdaq Global Market. Trading on the exchange will commence today under KindlyMD’s current ticker symbol, “NAKA.” KindlyMD was previously listed on The Nasdaq Capital Market.

“The listing of our stock on the Nasdaq Global Market is a significant milestone for KindlyMD that drives meaningful benefits for our shareholders, including enhanced visibility within the investment community, increased liquidity of our stock, and expanded awareness of our company among a global shareholder base,” said David Bailey, Chief Executive Officer and Chairman of KindlyMD. “We look forward to bringing our visionary strategy, disciplined execution, and unwavering commitment to advancing global Bitcoin adoption to the greatest exchange in the world.”

About KindlyMD

KindlyMD® is a patient-first healthcare company integrating traditional primary care, pain management, behavioral health, and alternative therapies to provide comprehensive, whole-person care. In August 2025, KindlyMD completed its merger with Nakamoto Holdings Inc., a Bitcoin-native holding company, to establish a publicly traded Bitcoin treasury vehicle. This strategic combination unites KindlyMD’s healthcare expertise with Nakamoto’s vision of integrating Bitcoin into global capital markets, creating a diversified entity focused on both healthcare innovation and Bitcoin treasury management.

For more information, please visit www.kindlymd.com.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this press release that address activities, events or developments that that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to KindlyMD. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include statements about our future operations, business strategies, plans, objectives, expectations, intentions, goals, projections, prospects, future events, or performance, as well as underlying assumptions. These statements-covering matters such as expectations, plans, strategic outlooks, financial projections, market conditions, regulatory environments, Bitcoin-related strategies, Bitcoin treasury management activities, and KindlyMD’s anticipated holding of Bitcoin as part of its corporate treasury are inherently uncertain and involve numerous assumptions and risks.

Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of KindlyMD and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, including the purchase, custody, and potential sale or other use of Bitcoin, synergies, opportunities and anticipated future performance, including the management team and board of directors of KindlyMD. These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include risks relating to Bitcoin market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to cryptocurrency, and regulatory developments affecting Bitcoin or other digital assets, as well as the risk that changes in KindlyMD’s capital structure and governance could have adverse effects on the market value of its securities; the ability of KindlyMD to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on KindlyMD operating results and business generally; the risk that KindlyMD may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governmental regulations or enforcement practices; adverse impacts from geopolitical events, health crises, supply chain disruptions, changes to laws or accounting standards, cybersecurity threats or data breaches, intellectual property disputes, competitive pressures, or changes in consumer behavior; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond KindlyMD’s control, including those detailed in KindlyMD’s Annual Reports on Form 10-K, Quarterly Reports on Form 10- Q, Current Reports on Form 8-K, and such other documents of KindlyMD filed, or to be filed, with the SEC that are or will be available on KindlyMD’s website at www.kindlymd.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that KindlyMD believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and KindlyMD does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of KindlyMD or any other party, nor does it constitute a solicitation of any proxy or vote.

Contacts

Media

Carissa Felger / Sam Cohen
Gasthalter & Co.
Phone: (212) 257-4170
Email: Nakamoto@gasthalter.com

Investors

Valter Pinto, Managing Director
KCSA Strategic Communications
Phone: (212) 896-1254
Email: KindlyMD@KCSA.com